HAMILTON LANE INCORPORATED REPORTS SECOND QUARTER FISCAL 2021 RESULTS, WITH MANAGEMENT & ADVISORY FEES GROWING BY NEARLY 12% AND ASSETS UNDER MANAGEMENT GROWING BY NEARLY 11% YEAR-OVER-YEAR

BALA CYNWYD, PENN. – November 4, 2020 – Leading private markets asset management firm Hamilton Lane Incorporated (NASDAQ: HLNE) today reported its results for the second fiscal quarter ended September 30, 2020.

SECOND QUARTER FISCAL 2021 HIGHLIGHTS

•Assets under management – Total assets under management of approximately $73 billion grew nearly 11% year-over-year. Fee-earning assets under management increased nearly 9% to approximately $39 billion over the same period.

•Revenue – Management and advisory fees of approximately $66 million for the quarter represents growth of 12% versus the prior year period.

•Carried Interest – Unrealized carried interest balance of approximately $410 million was up 7% year-over-year.

•Earnings per share – GAAP EPS of $0.66 on approximately $21.8 million of GAAP net income for the quarter.

•Dividend – Declared a quarterly dividend of $0.3125 per share of Class A common stock to record holders at the close of business on December 15, 2020 that will be paid on January 7, 2021. The target full-year dividend of $1.25 represents a 13.6% increase from the prior fiscal year dividend.

Hamilton Lane issued a full detailed presentation of its second quarter fiscal 2021 results, which can be accessed by clicking here.

Hamilton Lane CEO Mario Giannini commented: “Across the private markets, we’ve seen valuations, fundraising and deal activity rebound, in some cases to levels higher than what we saw pre-pandemic — a trend that contributed to another strong quarter for us. Our AUM grew nearly 11% to $73 billion, continuing our long-term growth trend.”

Conference Call
Hamilton Lane will discuss second quarter fiscal 2021 results in a webcast and conference call today, Wednesday, November 4, 2020, at 11:00 a.m. Eastern Time. The call will be broadcast live via a webcast, which may be accessed on Hamilton Lane’s Investor Relations website.

To listen to the conference call and in order to ask questions, attendees may pre-register by clicking here and using the conference ID 2466055. After registration,

attendees will receive an email with dial-in details. Anyone experiencing trouble accessing the call in this manner may dial (888) 869-1189 or (706) 643-5902 for assistance.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Hamilton Lane Investor Relations website.

About Hamilton Lane
Hamilton Lane (NASDAQ: HLNE) is a leading alternative investment management firm providing innovative private markets solutions to sophisticated investors around the world. Dedicated to private markets investing for 29 years, the firm currently employs over 400 professionals operating in offices throughout North America, Europe, Asia-Pacific and the Middle East. Hamilton Lane has approximately $547 billion in assets under management and supervision, composed of approximately $73 billion in discretionary assets and over $474 billion in advisory assets, as of September 30, 2020. Hamilton Lane offers a full range of investment products and services that enable clients to participate in the private markets asset class on a global and customized basis. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on Twitter: @hamilton_lane.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with investment guidelines set by our clients; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Investor Contact
John Oh
joh@hamiltonlane.com
+1 610 617 6026

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 240 888 4078

Fiscal Year 2021 Second Quarter Results Earnings Presentation - November 4, 2020 Hamilton Lane l Global Leader in the Private Markets 1

Today's Speakers Mario Giannini Erik Hirsch Atul Varma John Oh Chief Executive Officer Vice Chairman Chief Financial Officer Investor Relations Manager Hamilton Lane l Global Leader in the Private Markets 2

Period Highlights Business Performance • Assets under management and fee-earning assets under management were approximately $73 billion and $39 billion, respectively, as of September 30, 2020, increases of 11% and 9%, respectively, compared to September 30, 2019 • Management and advisory fees increased 12% compared to the six months ended September 30, 2019 Financial Results USD in millions except per share amounts Q2 FY21 QTD Q2 FY21 YTD vs. Q2 FY20 YTD Management and advisory fees $66.4 $133.6 12 % GAAP net income $21.8 $25.1 (6) % GAAP EPS $0.66 $0.79 (19) % Non-GAAP EPS1 $0.78 $0.91 (3) % Fee Related Earnings1 $28.5 $56.0 14 % Adjusted EBITDA1 $40.5 $72.1 22 % Dividend • Declared a quarterly dividend of $0.3125 per share of Class A common stock to record holders at the close of business on December 15, 2020 1Non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 21 and 22 of this presentation. Hamilton Lane l Global Leader in the Private Markets 3

Growing Asset Footprint & Influence $547B AUM & AUA Total Assets Under Management/Advisement ($B)1 $600 $ 73 Y-o-Y Growth $500 $66 AUM: 11% $59 AUA: 14% $50 $ 474 $422 $400 $410 $374 CAGR: 19% $40 $300 $35 $292 $32 $200 $30 $205 $24 $189 $22 $16 $147 $147 $13 $19 $129 $100 $11 $95 $7 $81 $6 $77 $79 $51 $36 $0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 9/30/20 Total AUA Total AUM 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. Hamilton Lane l Global Leader in the Private Markets 4

Fee-Earning AUM Driving Revenues Fee-Earning AUM growth continues and annual fee rates are stable Total Fee-Earning Assets Under Management ($B) $50 .57% .56% .55% .56% .57%1 .57%2 $39 $40 $39 CAGR: 13% $36 $34 $31 $14 $15 $30 $27 $13 $11 $24 $10 $9 $20 $7 $25 $23 $25 $10 $21 $22 $17 $18 $0 Mar-16 Mar-17 Mar-18 Mar-19 Mar-20 Sep-19 Sep-20 *Numbers may not tie due to rounding Customized Separate Accounts Specialized Funds 1Reflects retroactive fees of $2.8M from latest co-investment fund 2Reflects retroactive fees of $6.1M from Total Management Fee Revenues as a % of Average FEAUM latest secondary fund Y-o-Y Drivers of Growth Customized Separate Accounts: Specialized Funds: • New client wins • Closed impact fund • Client re-ups • Fundraising 5th secondary fund, credit-oriented (2020 series) fund and evergreen fund Hamilton Lane l Global Leader in the Private Markets 5

AUM & AUA Drivers AUM AUA Customized Specialized Advisory Separate Accounts Funds Services Diverse mix of existing and Select funds in market: Typically larger clients with wide- prospective clients seeking • Secondary fund ranging mandates which include to further or establish technology-driven reporting, • Credit-oriented fund monitoring and analytics services relationships with Hamilton and consulting services; Lane • Evergreen fund opportunity set continues to be robust • Direct equity fund • $1.7B year-over-year increase • $1.5B year-over-year increase • $58B year-over-year increase in FEAUM in FEAUM in AUA • +80% of our gross • FEAUM closed during Q2 contributions during the last FY21: 12 months came from ◦ Secondary fund: $250M existing clients • Closings post Q2 FY21: ◦ Direct equity fund: $318M Hamilton Lane l Global Leader in the Private Markets 6

Financial Highlights Hamilton Lane l Global Leader in the Private Markets 7

Consolidated Revenue

Strong revenue growth across management and advisory fees

Management and Advisory Fees



YTD
Y-o-Y Growth: 12%
USD in Millions
$120
$134
Q2 FY20
Q2 FY21



Long-Term Growth
CAGR: 11%
USD in Millions
$146
$245
FY15
FY20

- Recurring management and advisory fees represented an average of just under 90% of total revenues over the past five fiscal years
- Y-o-Y increase of 12%
- $2.9M in retroactive fees from our latest secondary fund in the quarter

Incentive Fees



YTD
Y-o-Y Growth: 123%
USD in Millions
$9
$21
Q2 FY20
Q2 FY21



Long-Term Growth
CAGR: 25%
USD in Millions
$10
$29
FY15
FY20

- Incentive fees derived from a highly diversified pool of assets and funds
- Unrealized carried interest of $410M as of 9/30/20 diversified across 3,000+ assets and over 60 funds
- Timing of realizations unpredictable

Total Revenues



YTD
Y-o-Y Growth: 20%
USD in Millions
$129
$154
Q2 FY20
Q2 FY21



Long-Term Growth
CAGR: 12%
USD in Millions
$155
$274
FY15
FY20

- Total revenues increased by 20%, driven by recurring management and advisory fee growth across core offerings

Hamilton Lane I Global Leader in the Private Markets

8

Unrealized Carried Interest Unrealized Carried Interest Unrealized Carry by Age 75 $500 61 59 $400 52 > 12 years 10% US D in Millions 50 $300 < 5 years 8-12 years 30% 17% Ve hicles $382 $410 $200 25 $333 $100 0 $0 Sep-18 Sep-19 Sep-20 5-8 years 43% Period Ending Unrealized Carried Interest Vehicles in Unrealized Carry Position Hamilton Lane l Global Leader in the Private Markets 9

Consolidated Earnings

Profitability stable and growing

Net Income Attributable to HLI

YTD


Y-o-Y Growth: (6)%
USD in Millions
$27
$25
Q2 FY20
Q2 FY21

Long-Term Growth


USD in Millions
N/A[1]
$61
FY15
FY20

- $22M in net income attributable to HLI for the quarter

Adjusted EBITDA[2]

YTD


Y-o-Y Growth: 22%
USD in Millions
$59
$72
Q2 FY20
Q2 FY21

Long-Term Growth


CAGR: 12%
USD in Millions
$74
$127
FY15
FY20

- Y-o-Y increase of 22% driven by growth in both management and advisory fees and incentive fees

Fee Related Earnings[2]

YTD


Y-o-Y Growth: 14%
USD in Millions
$49
$56
Q2 FY20
Q2 FY21

Long-Term Growth


CAGR: 10%
USD in Millions
$63
$101
FY15
FY20

- Y-o-Y growth of 14%
- Long-term double digit growth in Fee Related Earnings

[1]Prior to our IPO, HLI was a wholly-owned subsidiary of HLA with no operations or assets.
[2]Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 21 and 22 of this presentation.

Hamilton Lane I Global Leader in the Private Markets

10

Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage... Investments $250 $224 • For 9/30/20, the total investment balance consisted of: $200 $208 ◦ ~$188M in equity method investments in our $150 funds $154 $137 $100 $120 ~$36M in technology related and other $103 ◦ US D in Millions investments $50 $0 Mar-16 Mar-17 Mar-18 Mar-19 Mar-20 Sep-20 Leverage $100 $80 $75 $74 • Modest leverage $60 $69 • $74M of debt as of 9/30/20 $40 US D in Millions $20 $0 Sep-19 Mar-20 Sep-20 Hamilton Lane l Global Leader in the Private Markets 11

Fiscal Year 2021 Second Quarter Results Earnings Presentation - November 4, 2020 Hamilton Lane l Global Leader in the Private Markets 12

Appendix Hamilton Lane l Global Leader in the Private Markets 13

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands except share and per share amounts)	Three Months Ended September 30, 2019	2020	% Change	Six Months Ended September 30, 2019	2020	% Change
Management and advisory fees	$59,196	$66,367	12 %	$119,747	$133,634	12 %
Incentive fees	5,096	18,064	254 %	9,231	20,541	123 %
Total revenues	**64,292**	**84,431**	**31 %**	**128,978**	**154,175**	**20 %**
Compensation and benefits	23,693	35,027	48 %	47,797	65,378	37 %
General, administrative and other	13,674	11,090	(19)%	27,263	21,650	(21)%
Total expenses	**37,367**	**46,117**	**23 %**	**75,060**	**87,028**	**16 %**
Equity in income (loss) of investees	3,664	17,979	391 %	9,877	(3,224)	(133)%
Interest expense	(745)	(493)	(34)%	(1,562)	(980)	(37)%
Interest income	148	93	(37)%	428	117	(73)%
Non-operating income	4,957	875	(82)%	4,078	600	(85)%
Total other income (expense)	**8,024**	**18,454**	**130 %**	**12,821**	**(3,487)**	**(127)%**
Income before income taxes	**34,949**	**56,768**	**62 %**	**66,739**	**63,660**	**(5)%**
Income tax expense	2,676	12,169	355 %	7,013	14,093	101 %
Net income	**32,273**	**44,599**	**38 %**	**59,726**	**49,567**	**(17)%**
Less: Income (loss) attributable to non-controlling interests in general partnerships	45	1,732	3,749 %	549	(278)	(151)%
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	16,929	21,054	24 %	32,497	24,786	(24)%
Net income attributable to Hamilton Lane Incorporated	**$15,299**	**$21,813**	**43 %**	**$26,680**	**$25,059**	**(6)%**
Basic earnings per share of Class A common stock	$0.56	$0.66	18 %	$0.99	$0.79	(20)%
Diluted earnings per share of Class A Common stock	$0.56	$0.66	18 %	$0.98	$0.79	(19)%
Weighted-average shares of Class A common stock outstanding - basic	27,229,152	32,962,046		26,969,363	31,607,192	
Weighted-average shares of Class A common stock outstanding - diluted	27,632,890	33,204,126		27,341,594	31,830,772	

Hamilton Lane I Global Leader in the Private Markets

14

Non-GAAP Financial Measures

(Dollars in thousands except share and per share amounts)	Three Months Ended September 30, 2019	2020	% Change	Six Months Ended September 30, 2019	2020	% Change
Adjusted EBITDA[1]						
Management and advisory fees	$59,196	$66,367	12 %	$119,747	$133,634	12 %
Total expenses	37,367	46,117	23 %	75,060	87,028	16 %
Less:						
Incentive fee related compensation[2]	(2,392)	(8,247)	245 %	(4,309)	(9,420)	119 %
Management fee related expenses	34,975	37,870	8 %	70,751	77,608	10 %
Fee Related Earnings	**$24,221**	**$28,497**	**18 %**	**$48,996**	**$56,026**	**14 %**
Fee Related Earnings Margin	**41 %**	**43 %**		**41 %**	**42 %**	
Incentive fees	5,096	18,064	254 %	9,231	20,541	123 %
Incentive fees attributable to non-controlling interests	(61)	(702)	1,051 %	(160)	(710)	344 %
Incentive fee related compensation[2]	(2,392)	(8,247)	245 %	(4,309)	(9,420)	119 %
Interest income	148	93	(37)%	428	117	(73)%
Equity-based compensation	1,756	1,803	3 %	3,483	3,551	2 %
Depreciation and amortization	806	973	21 %	1,608	1,977	23 %
Adjusted EBITDA	**$29,574**	**$40,481**	**37 %**	**$59,277**	**$72,082**	**22 %**
Adjusted EBITDA Margin	**46 %**	**48 %**		**46 %**	**47 %**	
Non-GAAP earnings per share[1]						
Net income attributable to Hamilton Lane Incorporated	**$15,299**	**$21,813**	**43 %**	**$26,680**	**$25,059**	**(6)%**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	16,929	21,054	24 %	32,497	24,786	(24)%
Income tax expense	2,676	12,169	355 %	7,013	14,093	101 %
Adjusted pre-tax net income	**34,904**	**55,036**	**58 %**	**66,190**	**63,938**	**(3)%**
Adjusted income taxes[3]	(8,308)	(13,043)	57 %	(15,753)	(15,153)	(4)%
Adjusted net income	**$26,596**	**$41,993**	**58 %**	**$50,437**	**$48,785**	**(3)%**
Adjusted shares outstanding[4]	**53,547,201**	**53,622,798**		**53,507,680**	**53,599,400**	
Non-GAAP earnings per share	**$0.50**	**$0.78**	**56 %**	**$0.94**	**$0.91**	**(3)%**

[1] Adjusted EBITDA and Non-GAAP earnings per share are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 21.
[2] Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
[3] Represents corporate income taxes at our estimated statutory tax rate of 23.7% and 23.8% for the three and six month periods ended September 30, 2020 and 2019, respectively, applied to adjusted pre-tax net income. The 23.7% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.7%. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%.
[4] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane | Global Leader in the Private Markets
15

Management and Advisory Fees Three Months Ended September 30, Six Months Ended September 30, (Dollars in thousands) 2019 2020 % Change 2019 2020 % Change Management and advisory fees Specialized funds $26,985 $31,717 18% $53,944 $63,948 19 % Customized separate accounts 22,466 23,800 6% 44,429 47,315 6 % Advisory 5,961 6,545 10% 12,213 13,310 9 % Reporting and other 2,092 2,584 24% 4,255 5,420 27 % Distribution management 702 737 5% 2,061 2,464 20 % Fund reimbursement revenue 990 984 (1) % 2,845 1,177 (59) % Total management and advisory fees $59,196 $66,367 12% $119,747 $133,634 12 % Advisory: 10% Reporting and other: 7% Six Months Ended September 30, 2020 Customized separate accounts: 35% Specialized funds: 48% Hamilton Lane l Global Leader in the Private Markets 16

Incentive Fees Three Months Ended September 30, Six Months Ended September 30, (Dollars in thousands) 2019 2020 % Change 2019 2020 % Change Incentive fees Secondary Fund II $387 $122 (68) % $553 $281 (49) % Co-investment Fund II 1,429 16,476 1,053% 3,753 16,709 345 % Other specialized funds 3,164 1,122 (65) % 3,313 2,948 (11) % Customized separate accounts 116 344 197% 1,612 603 (63) % Incentive fees $5,096 $18,064 254% $9,231 $20,541 123 % As of September 30, 2019 June 30, 2020 September 30, 2020 YoY Change % QoQ Change % Allocated carried interest Secondary Fund II $4,318 $2,832 $2,742 (36) % (3) % Secondary Fund III 35,950 27,468 28,035 (22) % 2 % Secondary Fund IV 38,316 40,304 55,739 45% 38 % Secondary Fund V — — 2,866 N/A N/A Co-investment Fund II 56,327 27,338 22,526 (60) % (18) % Co-investment Fund III 49,570 37,806 58,869 19% 56 % Co-investment Fund IV 4,064 — 14,425 255 % N/A Other specialized funds 56,668 60,236 85,347 51% 42 % Customized separate accounts 136,803 114,931 139,133 2% 21 % Total allocated carried interest $382,016 $310,915 $409,682 7% 32 % Hamilton Lane l Global Leader in the Private Markets 17

Assets Under Management (Dollars in millions) September 30, 2019 June 30, 2020 September 30, 2020 YoY Change % QoQ Change % Assets under management / advisement Assets under management $65,680 $68,269 $72,855 11% 7 % Assets under advisement 415,675 447,312 474,131 14% 6 % Total assets under management /advisement $481,355 $515,581 $546,986 14% 6 % Fee-earning assets under management Customized separate accounts Balance, beginning of period $22,511 $24,545 $24,286 8% (1) % Contributions 695 1,009 1,368 97% 36 % Distributions (343) (1,110) (1,099) 220% (1) % Foreign exchange, market value and other 14 (158) 33 136 % N/A Balance, end of period $22,877 $24,286 $24,588 7% 1 % Specialized funds Balance, beginning of period $12,285 $14,118 $14,720 20% 4 % Contributions 1,100 791 368 (67) % (53) % Distributions (251) (195) (462) 84% 137 % Foreign exchange, market value and other — 6 13 N/A 117 % Balance, end of period $13,134 $14,720 $14,639 11% (1) % Total Balance, beginning of period $34,796 $38,663 $39,006 12% 1 % Contributions 1,795 1,800 1,736 (3) % (4) % Distributions (594) (1,305) (1,561) 163% 20 % Foreign exchange, market value and other 14 (152) 46 229 % N/A Balance, end of period $36,011 $39,006 $39,227 9% 1 % Hamilton Lane l Global Leader in the Private Markets 18

Condensed Consolidated Balance Sheets (Unaudited) (Dollars in thousands except share and per share amounts) March 31, 2020 September 30, 2020 Assets Cash and cash equivalents $50,124 $81,987 Restricted cash 3,086 3,042 Fees receivable 30,384 33,072 Prepaid expenses 6,988 5,656 Due from related parties 2,605 3,514 Furniture, fixtures and equipment, net 7,402 8,223 Lease right-of-use assets, net 9,577 9,997 Investments 207,747 224,032 Deferred income taxes 137,941 220,815 Other assets 17,675 17,751 Total assets $473,529 $608,089 Liabilities and Equity Accounts payable $1,968 $2,303 Accrued compensation and benefits 10,804 36,503 Deferred incentive fee revenue 3,704 3,704 Debt 74,524 74,084 Accrued members' distributions 5,829 4,897 Payable to related parties pursuant to tax receivable agreement 98,956 176,046 Dividends payable 8,027 10,772 Lease liabilities 10,184 10,592 Other liabilities (includes $13,394 and $17,703 at fair value) 22,132 25,993 Total liabilities 236,128 344,894 Class A common stock, $0.001 par value, 300,000,000 authorized; 29,842,784 and 34,910,642 issued and outstanding as of March 31, 2020 and September 30, 2020 respectively 30 35 Class B common stock, $0.001 par value, 50,000,000 authorized; 22,049,727 and 17,841,211 issued and outstanding as of March 31, 2020 and September 30, 2020, respectively 22 18 Additional paid-in-capital 107,727 141,010 Accumulated other comprehensive loss (78) — Retained earnings 47,090 51,275 Total Hamilton Lane Incorporated stockholders' equity 154,791 192,338 Non-controlling interests in general partnerships 4,853 3,506 Non-controlling interests in Hamilton Lane Advisors, L.L.C. 77,757 67,351 Total equity 237,401 263,195 Total liabilities and equity $473,529 $608,089 Hamilton Lane l Global Leader in the Private Markets 19

Condensed Consolidated Statements of Cash Flows (Unaudited) Six Months Ended (Dollars in thousands) September 30, 2019 September 30, 2020 Operating activities Net income $59,726 $49,567 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 1,608 1,977 Change in deferred income taxes 4,728 8,706 Change in payable to related parties pursuant to tax receivable agreement 150 (73) Equity-based compensation 3,483 3,551 Equity in (income) loss of investees (9,877) 3,224 Gain on sale of investments valued under the measurement alternative (4,973) — Proceeds received from investments 4,178 23 Other 674 76 Changes in operating assets and liabilities 6,506 22,583 Net cash provided by operating activities 66,203 89,634 Investing activities Purchase of furniture, fixtures and equipment (1,296) (2,148) Purchase of other investments (3,967) (500) Proceeds from sales of investments valued under the measurement alternative 6,419 — Distributions received from investments 4,838 8,728 Contributions to investments (16,774) (23,431) Net cash used in investing activities (10,780) (17,351) Financing activities Proceeds from offerings 147,122 354,629 Purchase of membership interests (147,122) (354,629) Repayments of debt (1,874) (469) Draw-down on revolver 15,000 — Repayment of revolver (15,000) — Secured financing 15,750 — Contributions from non-controlling interest in general partnerships 29 56 Distributions to non-controlling interest in general partnerships (702) (1,125) Repurchase of Class B common stock (2) (4) Repurchase of Class A shares for employee tax withholding (45) (36) Proceeds received from issuance of shares under Employee Share Purchase Plan 592 707 Payments to related parties, pursuant to tax receivable agreement — (36) Dividends paid (13,018) (18,129) Members' distributions paid (32,675) (21,558) Net cash used in financing activities (31,945) (40,594) Effect of exchange rate changes on cash and cash equivalents 15 130 Increase in cash, cash equivalents, and restricted cash 23,493 31,819 Cash, cash equivalents, and restricted cash at beginning of the period 51,590 53,210 Cash, cash equivalents, and restricted cash at end of the period $75,083 $85,029 Hamilton Lane l Global Leader in the Private Markets 20

Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands except share and per share amounts)	Year Ended March 31, 2015	Year Ended March 31, 2020	Three Months Ended September 30, 2019	Three Months Ended September 30, 2020	Six Months Ended September 30, 2019	Six Months Ended September 30, 2020
Net income attributable to Hamilton Lane Incorporated	**$0**	**$60,825**	**$15,299**	**$21,813**	**$26,680**	**$25,059**
Income (loss) attributable to non-controlling interests in general partnerships	2,242	85	45	1,732	549	(278)
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	69,260	65,866	16,929	21,054	32,497	24,786
Incentive fees	(9,509)	(29,128)	(5,096)	(18,064)	(9,231)	(20,541)
Incentive fee related compensation[1]	4,542	13,677	2,392	8,247	4,309	9,420
Interest income	(87)	(709)	(148)	(93)	(428)	(117)
Interest expense	5,883	2,816	745	493	1,562	980
Income tax expense	483	13,968	2,676	12,169	7,013	14,093
Equity in (income) loss of investees	(10,474)	(20,250)	(3,664)	(17,979)	(9,877)	3,224
Non-operating loss (income)	1,056	(6,172)	(4,957)	(875)	(4,078)	(600)
Fee Related Earnings	**$63,396**	**$100,978**	**$24,221**	**$28,497**	**$48,996**	**$56,026**
Depreciation and amortization	1,867	3,291	806	973	1,608	1,977
Equity-based compensation	3,390	7,183	1,756	1,803	3,483	3,551
Incentive fees	9,509	29,128	5,096	18,064	9,231	20,541
Incentive fees attributable to non-controlling interests	–	(320)	(61)	(702)	(160)	(710)
Incentive fee related compensation[1]	(4,542)	(13,677)	(2,392)	(8,247)	(4,309)	(9,420)
Interest income	87	709	148	93	428	117
Adjusted EBITDA	**$73,707**	**$127,292**	**$29,574**	**$40,481**	**$59,277**	**$72,082**
Non-GAAP earnings per share reconciliation						
Net income attributable to Hamilton Lane Incorporated			**$15,299**	**$21,813**	**$26,680**	**$25,059**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.			16,929	21,054	32,497	24,786
Income tax expense			2,676	12,169	7,013	14,093
Adjusted pre-tax net income			**34,904**	**55,036**	**66,190**	**63,938**
Adjusted income taxes[2]			(8,308)	(13,043)	(15,753)	(15,153)
Adjusted net income			**$26,596**	**$41,993**	**$50,437**	**$48,785**
Weighted-average shares of Class A common stock outstanding - diluted			27,632,890	33,204,126	27,341,594	31,830,772
Exchange of Class B and Class C units in HLA[3]			25,914,311	20,418,672	26,166,086	21,768,628
Adjusted shares outstanding			**53,547,201**	**53,622,798**	**53,507,680**	**53,599,400**
Non-GAAP earnings per share			**$0.50**	**$0.78**	**$0.94**	**$0.91**

[1] Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
[2] Represents corporate income taxes at our estimated statutory tax rate of 23.7% and 23.8% for the three and six month periods ended September 30, 2020 and 2019, respectively, applied to adjusted pre-tax net income. The 23.7% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.7%. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%.
[3] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane I Global Leader in the Private Markets

21

Terms Adjusted EBITDA is our primary internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings ("FRE") is used to highlight earnings from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate. We believe Non-GAAP earnings per share is useful to investors because it enables them to better evaluate per-share operating performance across reporting periods. Our assets under management ("AUM"), as presented in these materials, comprise the assets associated with our customized separate accounts and specialized funds. AUM does not include the assets associated with our distribution management services. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments, and; (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. Substantially all of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or "HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of the closing of our IPO on March 6, 2017, HLI became the sole managing member of HLA. Hamilton Lane l Global Leader in the Private Markets 22

Disclosures Some of the statements in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as "will", "expect", "believe", "estimate", "continue", "anticipate", "intend", "plan", and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with investment guidelines set by our clients; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the "Risk Factors" detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2020, and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Values appearing in this presentation that are whole numbers are rounded approximations. As of November 4, 2020 Hamilton Lane l Global Leader in the Private Markets 23